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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported) -
                                  July 27, 1998


                                  ARISTAR, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                     1-3521                    95-4128205
(State or other jurisdiction of   (Commission File            (I.R.S. Employer
        incorporation)                 Number)               Identification No.)

                8900 GRAND OAK CIRCLE, TAMPA, FLORIDA 33637-1050
                    (Address of principal executive offices)


              Registrant's telephone number, including area code -
                                 (813) 632-4500


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             This Amendment No. 1 on Form 8-K/A amends the Registrant's
             Current Report on Form 8-K filed July 29, 1998.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)       Exhibits

      Exhibit      Description


         99 Materials used in connection with a telephone conference with prospective investors on July 27, 1998, as amended.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ARISTAR, INC.



                                        By: /s/ FAY L. CHAPMAN
                                            ------------------------------------
                                            Fay L. Chapman
                                            Executive Vice President


Date:  September 9, 1998

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                                  EXHIBIT INDEX

        Exhibit     Description
        -------     -----------

         99 Materials used in connection with a telephone conference with prospective investors on July 27, 1998, as amended.


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